UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On April 29, 2009, WellCare Health Plans, Inc. (“WellCare”) received the following executed amendments to certain contracts between the Florida Agency for Health Care Administration (“AHCA”) and WellCare’s wholly owned subsidiaries HealthEase of Florida, Inc. (“HealthEase”) and WellCare of Florida, Inc. d/b/a StayWell Health Plan of Florida (“StayWell”):

1.	Amendment No. 12 to Medicaid reform Contract No. FAR001 (“Contract FAR001”), dated June 26, 2006, between AHCA and HealthEase;
2.	Amendment No. 12 to Medicaid reform Contract No. FAR009 (“Contract FAR009”), dated June 26, 2006, between AHCA and StayWell;
3.	Amendment No. 8 to Medicaid non-reform Contract No. FA619 (“Contract FAR619”), dated September 1, 2006, between HealthEase and AHCA; and
4.	Amendment No. 10 to Medicaid non-reform Contract No. FA615 (“Contract FAR615”), dated September 1, 2006, between StayWell and AHCA.

These amendments are retroactively effective as of March 1, 2009.  As previously disclosed by WellCare, HealthEase and StayWell are withdrawing from Contracts FAR001 and FAR009 as of July 1, 2009.  Therefore, the amendments to these contracts will be effective only through the date of termination.  The amendments to Contracts FAR619 and FAR615 will be effective until later amendments supersede them.

Each of the above-referenced amendments, among other things, revises the rates payable to HealthEase or StayWell, as applicable, for providing managed care plans to eligible beneficiaries under the Medicaid program.  WellCare anticipates the amendments will result in an overall rate decrease of approximately 1.7%.  Actual premium rates will vary based on the member’s geographic location, demographics and eligibility for certain special status programs.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described amendments.  The above description is qualified in its entirety by reference to the amendments, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto.

Item 9.01                      Financial Statements and Exhibits.

 (d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment No. 12 to Contract No. FAR001 between the Agency for Health Care Administration and HealthEase of Florida, Inc.
10.2	Amendment No. 12 to Contract No. FAR009 between the Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a StayWell Health Plan of Florida
10.3	Amendment No. 8 to Contract No. FA619 between the Agency for Health Care Administration and HealthEase of Florida, Inc.
10.4	Amendment No. 10 to Contract No. FA615 between the Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a StayWell Health Plan of Florida

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2009	WELLCARE HEALTH PLANS, INC. /s/ Heath Schiesser
Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 12 to Contract No. FAR001 between the Agency for Health Care Administration and HealthEase of Florida, Inc.
10.2	Amendment No. 12 to Contract No. FAR009 between the Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a StayWell Health Plan of Florida
10.3	Amendment No. 8 to Contract No. FA619 between the Agency for Health Care Administration and HealthEase of Florida, Inc.
10.4	Amendment No. 10 to Contract No. FA615 between the Agency for Health Care Administration and WellCare of Florida, Inc. d/b/a StayWell Health Plan of Florida